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EXHIBIT 10.19


                       CONSULTING AND MARKETING AGREEMENT
                       ----------------------------------

THIS AGREEMENT, made and entered into as of the 21ST day of FEBRUARY, 2005 by and between XCEL ASSOCIATES, INC., a New Jersey corporation with offices located at 224 Middle Road, Hazlet, New Jersey 07730 ("XAI") and INGEN TECHNOLOGIES, INC., a Georgia corporation with offices located at 285 E. County Line Rd. Calimesa, CA 92320 ("IGTN")


                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, XAI provides consultation and advisory services relating to business management and marketing; and

         WHEREAS,IGTN desires to utilize XAI services in connection with its operations.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, XAI and IGTN hereby agree as follows:


1. CONSULTING AND MARKETING SERVICES. Effective as of the 21ST day of FEBRUARY, 2005 by and subject to the terms and conditions herein contained, XAI shall provide business management, marketing consultation and advisory services to IGTN. Such services shall include:

         (a)      Market Awareness to the Financial Community

         (b) Assistance in Marketing of products and/or services and setting up meetings with prospective clients and investors,

         In addition, XAI agrees to act as Company Contact for IGTN with regards to telephone inquiries and investor relations, and by providing this service will be fully authorized to represent IGTN in answering all investor related questions.

2. PAYMENT. In consideration for the services of XAI to be provided hereunder, IGTN agrees to transfer to XAI 150,000 (ONE HUNDRED FIFTY THOUSAND) Free Trading shares of IGTN common stock each month for a period of SIX MONTHS, for a total of 900,000 (Nine Hundred Thousand) shares.


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3.       PERSONNEL. XAI shall be an independent contractor and no personnel utilized by XAI in providing services hereunder shall be deemed an employee of IGTN. Moreover, neither XAI nor any such person shall be empowered hereunder to act on behalf of IGTN. XAI shall have the sole and exclusive responsibility and liability for making all reports and contributions, withholdings, payments and taxes to be collected, withheld, made and paid with respect to persons providing services to be performed hereunder on behalf of IGTN, whether pursuant to any social security, unemployment insurance, worker's compensation law or other federal, state or local law now in force and in effect or hereafter enacted.

4. XAI ASSISTANCE. IGTN agrees to provide XAI with such secretarial, clerical and bookkeeping assistance as XAI may reasonably request and shall otherwise cooperate with XAI personnel in their rendering of services hereunder. IGTN further agrees to provide XAI monthly a certified shareholder's list and on a weekly basis the DTC sheets (when available).

5. TERM AND TERMINATION. This Agreement shall be effective from the 21ST day of FEBRUARY, 2005and shall continue in effect for a period of SIX MONTHS thereafter. This Agreement may be renewed and Optioned for an additional SIX MONTH term, upon mutual agreement of the parties.

6. NON-ASSIGNABILITY. The rights, obligations, and benefits established by this Agreement shall not be assignable by either party hereto. This Agreement shall, however, be binding and shall inure to the benefit of the parties and their successors.

7. CONFIDENTIALITY. Neither XAI nor any of its consultants, other employees, officers, or directors shall disclose knowledge or information concerning the confidential affairs of IGTN with respect to IGTN's business or finances that was obtained in the course of performing services provided for herein.

8. LIMITED LIABILITY. Neither XAI nor any of its consultants, other employees, officers or directors shall be liable for consequential or incidental damages of any kind to IGTN that may arise out of or in connection with any services performed by XAI hereunder.

9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without giving effect to the conflicts of law principles thereof or actual domicile of the parties.


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10.      NOTICE. Notice hereunder shall be in writing and shall be deemed to have been given at the time when deposited for mailing with the United States Postal Service enclosed in a registered or certified postpaid envelope addressed to the respective party at the address of such party first above written, or at such other address as such party may fix by notice given pursuant to this paragraph.

11. NO OTHER AGREEMENTS. This Agreement supersedes all prior understandings, written or oral, and constitutes the entire Agreement between the parties hereto with respect to the subject matter hereof. No waiver, modification or termination of this Agreement shall be valid unless in writing signed by the parties hereto.


IN WITNESS WHEREOF, IGTN and XAI have duly executed this Agreement as of the day and year first above written.



                     COMPANY: INGEN TECHNOLOGIES, INC.



                     BY:  /S/ SCOTT SAND
                          -----------------------------------
                          Scott Sand, CEO & Chairman




                     XCEL ASSOCIATES, INC.



                     BY:  /S/ EDWARD MEYER, JR.
                          -----------------------------------
                          Edward Meyer, Jr., Chairman


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                              MAILING INSTRUCTIONS
                              --------------------

               Make certificates out to XCEL ASSOCIATES, INC. and
                         ship to the following address:


                                 XCEL ASSOCIATES
                                  224 MIDDLE RD
                                HAZLET, NJ 07730


            If you have any questions or concerns please call me at:

                                  732-264-3433.



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